Morgan Stanley New York Quality Municipal Securities
                     Item 77(o) 10f-3 Transactions
                   October 1, 2002 - March 31, 2003


Securit  Date    Price   Shares   %of   Total       Purch  Broker
y        of      Of      Purcha   Asset Issued      ased
         Purcha  Shares  sed      s                 By
         se                                         Fund

Empire   12/06/  $106.7  1,000,   1.08% $363,065,0  0.28%  First Albany
State    02      8       000            00                 Corporation;
Dev                                                        Merrill Lynch
Corp                                                       & Co.; Bear,
Income                                                     Stearns & Co.
Tax,                                                       Inc.; Goldman,
Ser                                                        Sachs & Co.;
2002 C-                                                    Salomon Smith
1                                                          Barney; UBS
(FGIC)                                                     PaineWebber
                                                           Inc.; Lehman
                                                           Brothers;
                                                           JPMorgan; M.R.
                                                           Beal &
                                                           Company; CIBC
                                                           World Markets;
                                                           Raymond James
                                                           & Associates,
                                                           Inc.; Ramirez
                                                           & Co., Inc.;
                                                           Roosevelt &
                                                           Cross,
                                                           Incorporated;
                                                           Advest, Inc.;
                                                           A.G. Edwards &
                                                           Sons, Inc.;
                                                           Jackson
                                                           Securities
                                                           Incorporated;
                                                           Quick &
                                                           Reilly, Inc.;
                                                           Siebert
                                                           Brandford
                                                           Shank & Co.
                                                           L.L.C.

NYS      12/20/  $105.7  2,000,   2.12% $396,885,0  0.50%  Goldman, Sachs
Dormito  02      4       000            00                 & Co.; M.R.
ry                                                         Beal &
Authori                                                    Company; A.G.
ty,                                                        Edwards &
Persona                                                    Sons, Inc.;
l                                                          Bear, Stearns
Income                                                     & Co. Inc.;
Tax Ser                                                    CIBC World
2003 A                                                     markets; First
(AA/NR)                                                    Albany
                                                           Corporation;
                                                           Jackson
                                                           Securities;
                                                           Raymond James
                                                           & Associates,
                                                           Inc.;
                                                           JPMorgan;
                                                           Lehman
                                                           Brothers;
                                                           Merrill Lynch
                                                           & Co.; Prager,
                                                           McCarthy &
                                                           Sealy, LLC;
                                                           RBC Dain
                                                           Rauscher Inc.;
                                                           Roosevelt &
                                                           Cross, Inc.;
                                                           Salomon Smith
                                                           Barney;
                                                           Siebert
                                                           Brandford
                                                           Shank & Co.,
                                                           LLC; UBS
                                                           PaineWebber
                                                           Inc.

NYC      01/31/  Variou  2,000,   1.68% $245,180,0  0.81%  UBS
Health   03      s       000            00                 PaineWebber
and                                                        Inc.; Salomon
Hospita                                                    Smith Barney;
ls                                                         Advest,
Corp.                                                      Inc./Lebenthal
2003                                                       & Co.; Apex
Ser A                                                      Pryor
AMBAC                                                      Securities;
(Aaa/AA                                                    Bear, Stearns
A)                                                         & Co. Inc.;
                                                           CIBC World
                                                           Markets Corp.;
                                                           RBC Dain
                                                           Rauscher Inc.;
                                                           First Albany
                                                           Corporation;
                                                           The GMS Group,
                                                           L.L.C.;
                                                           Jackson
                                                           Securities
                                                           Incorporated;
                                                           J.P. Morgan
                                                           Securities
                                                           Inc.; Lehman
                                                           Brothers,
                                                           Inc.; Merrill
                                                           Lynch; M.R.
                                                           Beal &
                                                           Company;
                                                           Raymond James
                                                           & Associates;
                                                           Roosevelt &
                                                           Cross
                                                           Incorporated

NYC      02/13/  Variou  1,000,   1.07% $604,125,0  0.17%  Merrill Lynch
Transit  03      s       000            00                 & Co.;
ional                                                      JPMorgan;
Finance                                                    Lehman
Authori                                                    Brothers;
ty 2003                                                    Advest/Lebenth
Ser D                                                      al; Bear,
MBIA                                                       Stearns & Co.
(Aaa/AA                                                    Inc.; RBC Dain
A)                                                         Rauscher Inc.;
                                                           First Albany
                                                           Corporation;
                                                           Goldman, Sachs
                                                           & Co. Inc.;
                                                           UBS
                                                           PaineWebber
                                                           Inc.; Ramirez
                                                           & Co., Inc.;
                                                           Salomon Smith
                                                           Barney; CIBC
                                                           World Markets;
                                                           Commerce
                                                           Capital
                                                           Markets, Inc.;
                                                           A.G. Edwards &
                                                           Sons, Inc.;
                                                           Jackson
                                                           Securities
                                                           Inc.; Legg
                                                           Mason Wood
                                                           Walker,
                                                           Incorporated;
                                                           Loop Capital
                                                           Markets, LLC;
                                                           Prudential
                                                           Securities;
                                                           Quick &
                                                           Reilly;
                                                           Raymond James
                                                           & Associates,
                                                           Inc.;
                                                           Roosevelt &
                                                           Cross
                                                           Incorporated;
                                                           Siebert
                                                           Brandford
                                                           Shank

Triboro  02/27/  $101.1  1,500,   1.67% $500,170,0  0.03%  JPMorgan;
ugh      03      5       000            00                 Bear, Stearns
Bridge                                                     & Co. Inc.;
and                                                        Lehman
Tunnel                                                     Brothers;
Authori                                                    First Albany
ty 2003                                                    Corporation;
Ser A,                                                     Merrill Lynch
AMBAC                                                      & Co.; Salomon
(Aaa/AA                                                    Smith Barney;
A)                                                         UBS
                                                           PaineWebber
                                                           Inc.; ABN AMRO
                                                           Financial
                                                           Services,
                                                           Inc.; Advest,
                                                           Inc./Lebenthal
                                                           & Co.; CIBC
                                                           World Markets;
                                                           Commerce
                                                           Capital
                                                           Markets;
                                                           Fahnestock &
                                                           Co., Inc.;
                                                           Jackson
                                                           Securities;
                                                           Quick &
                                                           Reilly, Inc.;
                                                           Ramirez & Co.,
                                                           Inc.; Raymond
                                                           James &
                                                           Associates,
                                                           Inc.; RBC Dain
                                                           Rauscher Inc.;
                                                           Roosevelt &
                                                           Cross, Inc.;
                                                           Siebert
                                                           Brandford
                                                           Shank & Co.,
                                                           LLC; Wachovia
                                                           Bank, National
                                                           Association